Net loss per share: (Tables)	12 Months Ended
Dec. 31, 2021
Net loss per share:
Schedule of basic and diluted net loss per share attributable to common stockholders

	Year ended December 31,
	2021	2020	2019
Net loss attributable to common stockholders or parent	$59,320	$25,234	$24,634
Weighted-average number of shares outstanding Basic and diluted	61,502,094	59,909,344	59,909,344
Basic and diluted net loss per share	$0.96	$0.42	$0.41